                                                                    Exhibit 10.2


                                REAL MEDIA, INC.
                         1999 EMPLOYEE STOCK OPTION PLAN

SECTION 1.  PURPOSE

            The purpose of the Real Media, Inc. 1999 Employee Stock Option Plan (the "Plan") is to provide an additional incentive to directors, key employees, independent contractors, agents and consultants of Real Media, Inc. (the "Company"), to aid in attracting and retaining directors, employees, independent contractors, agents and consultants of outstanding ability, and to align their interests with those of shareholders.

SECTION 2.  DEFINITIONS

            Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

            (a)   "BOARD" shall mean the Board of Directors of the Company.

            (b)   "CAUSE" means conduct on the part of a Grantee that involves
(i) a willful failure to perform the Grantee's duties, (ii) engaging in serious misconduct that is injurious to the Company, or (iii) the Grantee's conviction of or a plea of guilty or nolo contendere to a felony or other crime involving moral turpitude.

            (c) "CHANGE IN CONTROL" shall mean, following the effective date of this Plan, the occurrence of any of the following events:

                  (i) the acquisition in one or more transactions by any "Person" (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) but excluding, for this purpose, the Company or its Subsidiaries or any shareholder of the Company on the date the Plan is adopted by the Board or any employee benefit plan of the Company or its Subsidiaries, of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities");

                  (ii) the individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new Director was approved by a vote of at least a majority of the Incumbent Board, such new Director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the "Incumbent Board" shall mean the Board as so reduced;

                  (iii) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than 50% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

                  (iv) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company, immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than 50% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

            (d) "CODE" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, as it or they may be amended from time to time.

            (e) "COMMITTEE" shall mean the full Board, Compensation Committee of the Board or such other committee as may be designated by the Board. Once the Company becomes Publicly Traded, the Committee shall consist of two or more members of the Board who are "non-employee directors" under Rule 16b-3 and all members of the Committee shall qualify as "outside directors" for purposes of
Section 162(m) of the Code.

            (f) "DATE OF EXERCISE" shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

            (g)   "DIRECTOR" shall mean a member of the Board.

            (h) "DISABILITY" means a medically determinable condition of a permanent nature which, as determined by the Committee in a uniformly applied manner, renders a Grantee incapable of fulfilling the duties and responsibilities that the Grantee was performing for the Company and its Subsidiaries immediately prior to the on-set of such condition.

            (i) "EMPLOYEE" shall mean any employee or any officer of the Company or any of its Subsidiaries, or any other person, who is an independent contractor, agent or consultant of the Company or any of its Subsidiaries, and excluding any Director who is not otherwise an employee of the Company. For the purposes of any provision of this Plan relating to Incentive Stock Options, the term "Employee" shall be limited to mean any employee (as that term is defined under Code Section 3401(c)) or officer of the Company or any of its Subsidiaries, but not any person who is merely an independent contractor, agent or consultant of the Company or any of its subsidiaries.

            (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (k) "FAIR MARKET VALUE" of the Stock means, for all purposes of the Plan unless otherwise provided (i) the mean between the high and low sales prices of the Stock as reported on the National Market System or Small Cap Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Stock as reported by a the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Stock on the principal securities exchange on which the Stock is listed. In the event that the method for determining the Fair Market Value of the Stock provided for above shall either be not applicable or not be practical, in the opinion of the Committee, then the Fair Market Value shall be determined by such other reasonable method as the Committee, in its discretion, shall select and apply.


            (l) "GRANTEE" shall mean an Employee or Director granted a Stock Option.

            (m) "GRANTING DATE" shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock to a specified Employee or Director.

            (n) "INCENTIVE STOCK OPTION" shall mean a Stock Option granted under the Plan which is intended to qualify as an incentive stock option under the provisions of Section 422 of the Code.

            (o) "NONQUALIFIED STOCK OPTION" shall mean a Stock Option granted within the Plan which is not an Incentive Stock Option.

            (p) "PROGRESSIVE STOCK OPTION" shall mean a Stock Option granted pursuant to Section 5(i) of the Plan.

            (q) "PUBLICLY TRADED" means the Company is required to register shares of any class of common equity under Section 12 of the Exchange Act.

            (r) "RETIREMENT" shall mean, unless otherwise provided by the Committee, a Grantee's termination of service with the Company (other than for Cause, death or Disability) on or after the Grantee's attainment of age 65 or on or after any other retirement date referred to in the contract between the Grantee and the Company or one of its Subsidiaries.

            (s) "RULE 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act or any rule in replacement thereof.

            (t) "STOCK" shall mean the Common Stock, par value $.001 per share, of the Company.

            (u) "STOCK APPRECIATION RIGHT" shall mean a right granted pursuant to the Plan to receive Stock, cash, or a combination thereof, upon the surrender of the right to purchase all or part of the shares of Stock covered by a Stock Option.

            (v) "STOCK OPTION" shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan to purchase shares of Stock.

            (w) "SUBSIDIARY" shall mean any subsidiary corporation, as defined in Section 424(f) of the Code, of the Company.

SECTION 3.  SHARES OF STOCK SUBJECT TO THE PLAN

            Subject to adjustment pursuant to Section 9, 263,188 shares of Stock shall be reserved for issuance upon the exercise of Stock Options granted pursuant to this Plan. Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury. If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Option shall become available again for the grant of Stock Options hereunder; provided, that any such shares shall count against the maximum number of shares which may be issued to an Employee under the last sentence of this Section. Similarly, if any Stock Options are surrendered for cash pursuant to the provisions of Section 7, the shares of Stock covered by such Stock Options shall also become available again for the grant of Stock Options hereunder. Shares of Stock covered by Stock Options surrendered for Stock pursuant to Section 7, however, shall not become available again for the grant of Stock Options hereunder. Once the Company becomes Publicly Traded, in no event may any Employee receive Stock Options for more than 50,000 shares of Stock in any year.

SECTION 4.  ADMINISTRATION OF THE PLAN

(a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option grants, and to make all other determinations necessary or advisable for the administration of the Plan.

            (b) Once the Company becomes Publicly Traded, it is intended that the Plan and any transaction hereunder meet all of the requirements of Rule 16b-3, as such rule is currently in effect or as hereafter modified or amended, and all other applicable laws. If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule 16b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule 16b-3 or such other applicable laws or otherwise shall be deemed to be null and void, in each case to the extent permitted by law and deemed advisable by the Committee.

            (c) Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee; and such determinations shall be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law.


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


SECTION 5.  GRANTING OF STOCK OPTIONS

(a) Directors and Employees shall be eligible to receive Stock Options under the Plan. Only employees of the Company and its Subsidiaries shall be eligible to receive Incentive Stock Options under the Plan.

            (b) The option price of each share of Stock subject to an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of the Stock on the Granting Date.

            (c) The option price of each share of Stock subject to a Nonqualified Stock Option shall in no event be less than the par value of the Stock and shall be in an amount as the Committee shall determine appropriate to the purposes of the Plan and to the Company's total compensation program.

            (d) The Committee shall determine and designate from time to time those persons who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Nonqualified Stock Options, shall also specify in the applicable award agreement the number of shares covered by and the option price per share of each Stock Option and shall set forth the time at which the Stock Options shall vest and first become exercisable. Each Stock Option granted under the Plan shall be clearly identified as to its status as a Nonqualified Stock Option or an Incentive Stock Option. To the extent a Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option.

            (e) The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

            (f) A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the Stock Option is granted, as reflected in the applicable award agreement, or in any amendment thereto; but each Stock Option shall expire not later than ten years from the Granting Date.

            (g) The Committee shall have the authority to grant both transferable Nonqualified Stock Options and nontransferable Nonqualified Stock Options, and to amend outstanding nontransferable Nonqualified Stock Options to provide for transferability. Each Stock Option intended to qualify as an Incentive Stock Option, and any other Nonqualified Stock Option intended to be nontransferable, shall provide by its terms that it is not transferable other than by will or the laws of descent and distribution, and is exercisable, during the Grantee's lifetime, only by the Grantee. Each transferable Nonqualified Stock Option may provide for such limitations on transferability and exercisability as the Committee may designate at the time the Nonqualified Stock Option is granted or is otherwise amended to provide for transferability.



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


            (h) Stock Options may be granted to an Employee or Director who has previously received Stock Options or other options whether such prior Stock Options or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are canceled in connection with the issuance of new Stock Options.

            (i) Without in any way limiting the authority of the Committee to make grants of Stock Options under the Plan, and in order to induce persons to retain ownership of Stock, the Committee shall have the authority (but not the obligation) to include within any award agreement reflecting a grant of a Stock Option a provision entitling the Grantee of such a Stock Option to a further Stock Option (a "Progressive Stock Option") in the event the Grantee exercises such Stock Option evidenced by such agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of such agreement. Any such Progressive Stock Option shall be for a number of shares of Stock equal to the number of surrendered shares, shall become exercisable no sooner than six months after the Granting Date of the Progressive Stock Option or such longer period as the Committee may establish, shall have an option price per share equal to one hundred percent (100%) of the Fair Market Value of a share of Stock on the Granting Date of the Progressive Stock Option, and shall be subject to such other terms and conditions as the Committee may determine.

            (j) Notwithstanding the foregoing, the option price of an Incentive Stock Option in the case of a Grantee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, will not be less than one-hundred-ten percent (110%) of the Fair Market Value of the Stock at the Granting Date, and in the case of such a Grantee, the Incentive Stock Option may be exercised no more than five years after the Granting Date.

SECTION 6.  EXERCISE OF STOCK OPTIONS

(a) Except as provided in Section 8, no Stock Option may be exercised at any time unless the Grantee is an Employee or a Director on the Date of Exercise.

            (b) The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed, by any combination thereof or by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by rules and regulations of the Federal Reserve Board. Stock will be accepted at its Fair Market Value on the Date of Exercise.

            (c) Subject to the approval of the Committee, or of such person to whom the Committee may delegate such authority ("its designee"), and subject further to the applicable regulations of any governmental authority, the Company may loan to the Grantee a sum equal to an amount which is not in excess of 100% of the purchase price of the shares of Stock acquired upon exercise of a Stock Option, such loan to be evidenced by the execution and delivery of a promissory note. All notes executed hereunder shall be payable at such times and in such


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

amounts and shall contain such other terms as shall be specified by the Committee or its designee or stated in the option agreement. Such note shall be secured by a pledge of Stock or such other security, if any, as the Committee, or its designee determines appropriate.

SECTION 7.  STOCK APPRECIATION RIGHTS

(a) The Committee may grant to any Employee or Director, Stock Appreciation Rights in connection with any Stock Option. Stock Appreciation Rights may be granted at the time the related Stock Option is granted or at any time thereafter up to six months prior to the expiration of the related Stock Option.

            (b) Stock Appreciation Rights shall be exercisable at such times and to the extent that the related Stock Option shall be exercisable and only to the extent the Stock Appreciation Right has a positive value, unless the Committee specifies a more restrictive period.

            (c) Upon the exercise of a Stock Appreciation Right, the Grantee shall surrender the related Stock Option or a portion thereof and shall be entitled to receive payment of an amount determined by multiplying the number of shares as to which the Stock Option rights are surrendered by the difference obtained by subtracting the exercise price per share of the related Stock Option from the Fair Market Value of a share of Stock on the Date of Exercise of the Stock Appreciation Right.

            (d) Payment of the amount determined under Section 7(c) shall be made in Stock, in cash, or partly in cash and partly in Stock as the Committee shall determine in its sole discretion.

            (e) Once the Company becomes Publicly Traded, except as provided in Section 10(b), the exercise of a Stock Appreciation Right for cash may be made only during the period beginning on the third business day following the release of quarterly or annual financial data and ending on the twelfth business day following such date.

SECTION 8.  TERMINATION OF SERVICE

            Except as otherwise provided by the Committee in the applicable award agreement, at the time a Stock Option is granted or of any amendment thereto, if a Grantee ceases to be an Employee and a Director then:

            (a) if termination of service is voluntary or involuntary without Cause, the Grantee may exercise each Stock Option held by the Grantee within three months after such termination (but not after the expiration date of the Stock Option) to the extent each such Stock Option is vested and exercisable as of the date of termination;

            (b) if termination is for Cause, all Stock Options, whether or not vested, held by the Grantee shall be canceled as of the date of termination;



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

            (c)   subject to the provisions of Section 8(d), if termination is
(i) by reason of Retirement, or (ii) by reason of Disability, each Stock Option held by the Grantee, to the extent each such Stock Option is vested and exercisable at the date of termination, may be exercised by the Grantee within the one-year period following the date of termination, but not later than the expiration date of the Stock Option; provided that no Incentive Stock Option held by such a Grantee may be exercised later than one year after the date of termination;

            (d) if termination is by reason of the death of the Grantee, or if the Grantee dies after a termination due to Retirement or Disability as referred to in Section 8(c), each Stock Option held by the Grantee, to the extent such Stock Option is vested and exercisable at the date of death, may be exercised by the Grantee's estate, or by any person who acquires the right to exercise the Stock Option by reason of the Grantee's death, at any time within the one-year period following such death, but not later than the expiration date of the Stock Option; provided that no Incentive Stock Option held by such a Grantee may be exercised later than one-year after the date of termination; or

            (e) if the Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 8(a), each Stock Option held by the Grantee, to the extent each such Stock Option is vested and exercisable at the date of such death, may be exercised by the Grantee's estate, or by any person who acquires the right to exercise by reason of the Grantee's death, at any time within the one-year period following such death, but not later than the expiration date of the Stock Option.

            Notwithstanding the foregoing, termination of service as an employee, director or independent contractor, agent or consultant shall not be treated as a termination of service for purposes of this Section 8 if the Grantee continues without interruption to serve immediately thereafter in another one (or more) of such other capacities; provided that, with respect to any Incentive Stock Option held by an employee, a termination of employment with the Company and its Subsidiaries shall be treated as a termination of service for purposes of this Section 8.

SECTION 9.  ADJUSTMENTS

            In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, there shall be an appropriate adjustment made by the Committee in the number and kind of shares that may be granted in the aggregate and to individual Grantees under the Plan, the number and kind of shares subject to each outstanding Stock Option and Stock Appreciation Right and their option prices. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Grantees provide that their Options shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

SECTION 10. CHANGE IN CONTROL

(a) A Stock Option shall become immediately exercisable to the extent of the total number of shares subject to the Stock Option in the event of a Change in Control of the Company.

            (b) Without limiting the generality of Section 7(e), the Committee, as constituted immediately before the applicable Change in Control of the Company, may authorize the payment of cash upon the exercise of a Stock Appreciation Right during a period beginning on the date on which a Change in Control of the Company occurs and ending on the twelfth business day following such date.

SECTION 11. GENERAL PROVISIONS

(a) Each Stock Option shall be evidenced by a written award agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

            (b) The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ or other service of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate a Grantee's employment or other service at any time.

            (c) The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes. In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares of Stock to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.

            (d) No Grantee shall have any of the rights of a shareholder by reason of a Stock Option until it is exercised.

            (e) If shares of Stock acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by a Grantee prior to the expiration of either two years from the date of grant of such Stock Option or one year from the transfer of shares to the Grantee pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Grantee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

            (f) Each grant of Stock Options (or issuance of Shares in respect thereof) is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options or shares of Stock, no shares shall be issued, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

            (g) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such shares of Stock shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving shares of Stock pursuant to the Plan, as a condition precedent to receipt of such shares of Stock, to represent to the Company in writing that such shares of Stock will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

            (h) This Plan shall be construed and enforced in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

SECTION 12. AMENDMENT AND TERMINATION

(a) The Plan shall terminate 10 years from the date of Board approval of the Plan, unless terminated earlier by the Board, and no Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

            (b) The Board may amend the Plan at any time without notice, provided however, that the Board may not, without prior approval by the shareholders, (i) make any amendment in the Plan that would, if such amendment were not approved by the shareholders, cause the Plan to fail to comply with any requirement of applicable law or regulation, or (ii) materially modify the requirements as to eligibility for participation in the Plan.

            (c) No termination or amendment of the Plan may, without the consent of a Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option.

SECTION 13. EFFECTIVE DATE

            The Plan shall become effective as of the date it is approved by the Board, subject to the Plan's approval by the Company's shareholders within 12 months of such date.


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



1999 NSO-

                                                                    _____ Shares

                                REAL MEDIA, INC.

                         1999 EMPLOYEE STOCK OPTION PLAN
                      NONSTATUTORY STOCK OPTION CERTIFICATE

      Real Media, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the "Option") under and subject to the Company's 1999 Employee Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:


          Name of Grantee:
                  Address:
      Social Security No.:
         Number of Shares:
             Option Price:
         Date of Granting:


                             EXERCISABILITY SCHEDULE

ELAPSED TIME FROM GRANTING DATE                                           PERCENTAGE OF OPTION SHARES
-------------------------------                                              AVAILABLE FOR PURCHASE
                                                                             ----------------------

I Year                                                                                50%
I Year and 90 days                                                                   62.5%
1 Year and 180 days                                                                   75%
1 Year and 270 days                                                                  87.5%
2 Years                                                                               100%

Expiration Date:

Special Provisions Regarding Rights if Grantee Ceases to
Perform Services for Company and its Subsidiaries:

Other Special Provisions:

      The Option shall not be treated as an Incentive Stock Option under section 422 of the Intenal Revenue Code of 1986, as amended (the "Code").

      By acceptance of this Option, the Grantee agrees to the terms and conditions hereof.


Dated:                                    REAL MEDIA, INC.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

ACCEPTED:


------------------------------
[Name of Grantee]

1999 ISO-1

                                                                    _____ Shares

                                REAL MEDIA, INC.

                         1999 EMPLOYEE STOCK OPTION PLAN
                       INCENTIVE STOCK OPTION CERTIFICATE

      Real Media, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the "Option") under and subject to the Company's 1999 Employee Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:


           Name of Grantee:
                   Address:
       Social Security No.:
          Number of Shares:
              Option Price:      $
          Date of Granting:


                             EXERCISABILITY SCHEDULE


ELAPSED TIME FROM GRANTING DATE                                           PERCENTAGE OF OPTION SHARES
-------------------------------                                              AVAILABLE FOR PURCHASE
                                                                             ----------------------

I Year                                                                                50%
I Year and 90 days                                                                   62.5%
1 Year and 180 days                                                                   75%
1 Year and 270 days                                                                  87.5%
2 Years                                                                               100%

Expiration Date:

SPECIAL PROVISIONS REGARDING RIGHTS IF GRANTEE CEASES
TO PERFORM SERVICES FOR COMPANY AND ITS SUBSIDIARIES:
Other Special Provisions:

      Although this Option is intended to be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company does not and cannot guaranty or warranty that the Option will be so treated. Certain acts of the Grantee such as disposing of the Stock issued pursuant to this Option prior to the expiration of the holding periods required under Code Section 422 will prevent this Option from being treated as an Incentive Stock Option.

      By acceptance of this Option, the Grantee agrees to the terms and conditions hereof.


Dated:                                    REAL MEDIA, INC.


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

ACCEPTED:


------------------------------
[Name of Grantee]

                REAL MEDIA, INC. 1999 EMPLOYEE STOCK OPTION PLAN

                   INCENTIVE STOCK OPTION TERMS AND CONDITIONS

            2. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the President of the Company.

            3. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

            4. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

            5. Method of Exercise. To exercise this Option, the Grantee shall deliver written notice of exercise to the Secretary of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may at the time of exercise approve. Promptly following such notice, the Company will deliver to the Grantee a certificate representing the number of shares with respect to which the Option is being exercised.

            6. Rights as a Stockholder or Employee. The Grantee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Grantee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

            7. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of certain corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Grantee provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

            8.    Option Not Transferable.

                  a. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (i) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (ii) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, which shall not be released or discharged within thirty (30) days after entry, the Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

                  b. Grantee may not offer, sell, transfer, pledge or mortgage Option Shares to any person without the prior written consent of the Company except pursuant to this Section 7(b).

                        (1) If the Grantee desires to sell any shares obtained upon exercise of tile Option, then prior thereto, the Grantee shall first obtain a bona fide written offer from an independent third party for the purchase for cash of such shares (the shares being subject to the bona fide offer being hereinafter referred to as the "Offered Option Shares"). The Grantee shall then deliver to the Company written notice stating the terms of the bona fide offer, the name and address of the person making the offer and a copy of the offer (hereinafter referred to as the "Notice").

                        (2) Simultaneously with delivery of the Notice, the Grantee shall offer in writing to sell to the Company the Offered Option Shares, on terms at a price per share at least as favorable to the Company as the price and terms stipulated in the Notice (the "Offer Price"). The Company may (and, at the written direction of the Board, shall) purchase all (but not less than all) of the Offered Option Shares by delivering written notice thereof to the Grantee within 45 days after receipt by the Company of the Notice.

                        (3) If the Company does not exercise its option granted pursuant to Section 7(b)(ii) hereof, the Grantee may sell all (but not less than all) of the Offered Option Shares, but only to the person making, and in accordance with the terms and conditions of, the bona fide offer accompanying the Notice, and subject to the conditions that (I) such sale is consummated no later than 45 days following the expiration of the offer to the Company described in Section 7(b)(ii) hereof, and (II) the purchaser agrees in writing to be bound by the terms of this Agreement and the Amended and Restated Voting and Stockholders Agreement dated April 8, 1998 by and among the Company and the Company's stockholders as a stockholder by executing counterparts to such agreements. If such sale has not been consummated within such 45 day period, the Offered Option Shares shall then become subject to all the restrictions of this Agreement.

                        (4) Should Grantee be deemed by the Board to have violated any of the restrictions set forth herein, the Company shall have the right, but not the obligation, for a period of sixty (60) days following such determination, to repurchase all of the shares obtained upon exercise of the Option then owned of record by Grantee at the Option Price.

            9. Compliance with Securities Laws. It shall be a condition to the Grantee's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of

1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Grantee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Grantee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

            10. Payment of Taxes. The Grantee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed oil the sale of the shares to be paid by the Grantee. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and Its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Grantee.